Retirement Benefit Plans - Summary of Fair Value of the Plan Assets by Major Categories (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2024 TWD ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 TWD ($)
Disclosure of fair value of plan assets [abstract]
Cash	$ 2,394,070	$ 73,012	$ 2,373,133
Equity instruments	3,305,989	100,823	2,872,293
Debt instruments	1,246,361	38,010	1,117,087
Others	307,890	9,390	254,545
Total	$ 7,254,310	$ 221,235	$ 6,617,058